                                                                    EXHIBIT 10.3

                  SCHEDULE OF SUBSTANTIALLY IDENTICAL DOCUMENTS


         The following three persons have entered into agreements with the Company that are substantially identical to the Change of Control Agreement included as Exhibit 10.2 and that differ only in the name of the person on the agreement.

                                      NAME
                                      ----
                               Daniel L. Goehler
                               James K. Palmour
                               John D. Witzerman